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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC 20549
                                      FORM 8-K
                                   CURRENT REPORT
      Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 18, 2003

                              Energy & Engine Technology
                 (Exact name of registrant as specified in its chapter)

         Nevada                    0-32129             88-0471842
(State or other jurisdiction    (Commission           (IRS Employer
    of incorporation)           File Number)        Identification No.)

                              5308 West Plano Parkway
                                    Plano, TX                      75093
                   (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code  972-732-6360

                __________________________________________________________
               (Former name or former address, if changed since last report)


Item 4. Changes in Registrant's Certifying Accountant.

Effective March 18, 2003, Registrant dismissed Parker & Co. as Registrant's independent accountants, which action was approved by Registrant's Board of Directors on March 14, 2003.

Except as described in the following sentence, the reports of Parker on the financial statements of Registrant for either of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Parker on the financial statements of Registrant for the fiscal year ended December 31, 2000 and 2001 do, however, contain an expression of substantial doubt regarding Registrant's ability to continue as a going concern.

In addition, during Registrant's two most recent fiscal years and through March 18, 2003, there was no disagreement with Parker on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Registrant has requested that Parker furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4. A copy of any response received by Registrant to that request will be promptly filed as an amendment to this Form 8-K, and no later than two business days after received from Parker.

On March 19, 2003 Marcum & Kliegman LLP ("MKLLP") was engaged as the Company's new independent accountants, commencing with the audit for the year ending December 31, 2002. During the two most recent fiscal years and the interim period preceding the engagement of MKLLP, Registrant had not consulted with MKLLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant's financial statements, and either a written report or oral advice was provided to the Company by MKLLP that MKLLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or event identified in response to paragraph (a)(1)(iv) of Item 304, as those terms are used in Item 304(a)(1)(iv) of Regulations S-B and S-K and the related instructions to Item 304 of Regulations S-B and S-K.


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                ENERGY & ENGINE TECHNOLOGY CORPORATION
                              (Registrant)
                           /s/ Jolie G. Kahn

Date                            Jolie G. Kahn
March 24, 2003        	 General Counsel and Secretary
                                 (Signature)*